UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934

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BARINGTON/HILCO ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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BARINGTON/HILCO ACQUISITION CORP.
888 Seventh Avenue, 17th Floor,

New York, New York 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF

BARINGTON/HILCO ACQUISITION CORP.

To Be Held on [____ __, 2017]

To the Stockholders of Barington/Hilco Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of the stockholders of Barington/Hilco Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “BHAC” or the “Company”), will be held on [____ __, 2017], at [__:__ a.m.] Eastern time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036. You are cordially invited to attend the special meeting for the purpose of voting on (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six (6) months, from February 11, 2017 to August 11, 2017 (the “Extended Termination Date”), (ii) a proposal to elect six directors to the Company’s board of directors (the “Board”), with such directors to serve until the 2018 annual meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal”), (iii) a proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016 (the “Auditor Proposal”) and (iv) a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Adjournment Proposal”).

Each of the Charter Amendment, the Director Election Proposal, the Auditor Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

BHAC’s insiders have agreed that if the Charter Amendment is approved, they or their affiliates will contribute to BHAC as a loan (each loan being referred to herein as a “Contribution”) $[____] for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by BHAC to complete its initial business combination from February 11, 2017 (the date by which BHAC is currently required to complete its initial business combination) until the Extended Termination Date. For example, if BHAC takes until May 11, 2017 to complete its initial business combination, which would represent three 30-day periods, BHAC’s insiders would make aggregate Contributions of approximately $[____] (assuming no public shares were converted). Each Contribution will be deposited in the trust account established in connection with BHAC’s initial public offering at the beginning of such 30-day period (or portion thereof). Accordingly, if the Charter Amendment is approved and the Extension is implemented and BHAC takes the full time through the Extended Termination Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or BHAC’s subsequent liquidation will be approximately $[___] per share, in comparison to the current conversion amount of $[____] per share (assuming no redemptions). The BHAC insiders will not make any Contribution unless the Charter Amendment is approved and the Extension is implemented. The Contribution(s) will not bear any interest and will be repayable by BHAC to the BHAC insiders or their affiliates upon consummation of an initial business combination. The loans will be forgiven if an initial business combination is not completed by BHAC.

The purpose of the Charter Amendment is to extend the date by which the Company has to consummate a business combination.

This proxy statement is dated January [__], 2017 and is first being mailed to stockholders on or about that date. Only holders of record of our common stock at the close of business on January [__], 2017 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

i

Approval of the Charter Amendment requires the affirmative vote of holders of a majority of our outstanding shares of common stock. The board of directors of BHAC has already approved the Charter Amendment. Approval of the Director Election Proposal, the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if the other proposals are not approved at the special meeting.

If the Charter Amendment proposal is not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by February 11, 2017, as contemplated by our IPO prospectus and in accordance with our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The Company’s public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account regardless of how such public stockholders vote in connection with the Charter Amendment (the “Election”). The Company believes that such redemption right enables the Company’s public stockholders to determine not to sustain their investments for an additional period if the Company does not complete an initial business combination in the timeframe initially contemplated by its charter. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when a business combination is submitted to stockholders.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

BHAC estimates that the per-share pro rata portion of the trust account will be approximately [____] at the time of the special meeting. The closing price of the Company’s common stock on January 12, 2017 was $10.15. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving [$0.05] more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement any of the four proposals.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, [_____ at _______.]

ii

By Order of the Board of Directors,

January [__], 2017	Sincerely,

/s/ Cory Lipoff
Cory Lipoff
Chief Executive Officer

iii

BARINGTON/HILCO ACQUISITION CORP.
888 Seventh Avenue, 17th Floor,

New York, New York 10019

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [____ __, 2017]

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Barington/Hilco Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “BHAC” or the “Company”), will be held on [____ __, 2017], at [__:__ a.m.] Eastern time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, to consider and vote upon the following proposals:

•	a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six (6) months, from February 11, 2017 (the “Current Termination Date”) to August 11, 2017 (the “Extended Termination Date”); and

•	a proposal to elect six directors to the Company’s board of directors (the “Board”), with such directors to serve until the 2018 annual meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal”);

•	a proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016 (the “Auditor Proposal”); and

•	a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the other proposals (the “Adjournment Proposal”).

BHAC’s insiders have agreed that if the Charter Amendment is approved, they or their affiliates will contribute to BHAC as a loan (each loan being referred to herein as a “Contribution”) $[____] for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by BHAC to complete its initial business combination from February 11, 2017 (the date by which BHAC is currently required to complete its initial business combination) until the Extended Termination Date. For example, if BHAC takes until the May 11, 2017 to complete its initial business combination, which would represent three 30-day periods, BHAC’s insiders would make aggregate Contributions of approximately $[____] (assuming no public shares were converted). Each Contribution will be deposited in the trust account established in connection with BHAC’s initial public offering at the beginning of such 30-day period (or portion thereof). Accordingly, if the Charter Amendment is approved and the Extension is implemented and BHAC takes the full time through the Extended Termination Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or BHAC’s subsequent liquidation will be approximately $[___] per share, in comparison to the current conversion amount of $[____] per share. The BHAC insiders will not make any Contribution unless the Charter Amendment is approved and the Extension is implemented. The Contribution(s) will not bear any interest and will be repayable by BHAC to the BHAC insiders or their affiliates upon consummation of an initial business combination. The loans will be forgiven if an initial business combination is not completed by BHAC.

The Charter Amendment proposal is essential to the overall implementation of the board of directors’ plan to extend the date by which BHAC has to complete a business combination. The purpose of the Charter Amendment is to extend the date by which the Company has to consummate a business combination.

The affirmative vote of a majority of the outstanding shares of BHAC’s common stock is required to approve the Charter Amendment. Approval of the Director Election Proposal, the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Holders (“public stockholders”) of the Company’s common stock (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account regardless of how such public stockholders vote in connection with the Charter Amendment (the “Election”). However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when a business combination is submitted to the stockholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $43 million that was in the trust account as of January 12, 2017. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment proposal is not approved and we do not consummate a business combination by February 11, 2017, as contemplated by our IPO prospectus and in accordance with our charter, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, the Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “insider shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights and warrants, which will expire worthless in the event we wind up. We will pay the costs of any liquidation from our remaining assets outside of the trust account and from the interest income on the balance of the trust account (net income and other tax obligations) that may be released to us to fund our working capital requirements. If such funds are insufficient, affiliates of Barington Capital Group, L. P. and Hilco Global have agreed to pay the funds necessary to complete such liquidation (in an amount not to exceed $15,000) and have agreed not to seek repayment of such expenses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment proposal will constitute consent for BHAC to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by BHAC to complete a business combination on or before the Extended Termination Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Termination Date if the Charter Amendment is approved.

Once the Charter Amendment becomes effective, the Company will amend the Trust Agreement to permit the withdrawal of the Withdrawal Amount from the trust account.

The record date for the special meeting is [____ __, 2017]. Record holders of BHAC common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were [____] outstanding shares of Company common stock including [_______] outstanding public shares. The Company’s rights and warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated January [__], 2017 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting, including with respect to the Charter Amendment. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:	BHAC is a blank check company incorporated in July 2014 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. In February 2015, the Company consummated its IPO from which it derived gross proceeds of approximately $40,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, February 11, 2017). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete an initial business combination and is submitting this proposal to the stockholders to vote upon.

You are also being asked to (i) elect each of James A. Mitarotonda, Jared L. Landaw, Jeffrey B. Hecktman, Robert Mettler, Frank R. Mori and Jeffrey D. Nuechterlein, all current directors, as directors of the Company, to hold office until the annual meeting of stockholders in 2018, or until their successors are elected and qualified, (ii) direct the ratification of the Audit Committee’s selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and (iii) direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Q:	What is being voted on?

A:	You are being asked to vote on:

•	a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six (6) months, from February 11, 2017 (the “Current Termination Date”) to August 11, 2017 (the “Extended Termination Date”);

•	a proposal to elect six directors to the Company’s board of directors (the “Board”), with such directors to serve until the 2018 annual meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal”);

•	a proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending November 30, 2016 (the “Auditor Proposal”); and

•	a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment (the “Adjournment Proposal”).

If the Extension is implemented, the stockholders’ approval of the Charter Amendment proposal will also constitute consent for BHAC to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Termination Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment proposal, after taking into account the Election.

If the Charter Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $43 million that was in the trust account as of January 12, 2017. In such event, BHAC may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by February 11, 2017, or if the Charter Amendment proposal is approved and we have not completed a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

BHAC’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to our rights and warrants, which will expire worthless in the event we wind up. We will pay the costs of any liquidation from our remaining assets outside of the trust account and from the interest income on the balance of the trust account (net income and other tax obligations) that may be released to us to fund our working capital requirements. If such funds are insufficient, affiliates of Barington Capital Group, L. P. and Hilco Global have agreed to pay the funds necessary to complete such liquidation (in an amount not to exceed $15,000) and have agreed not to seek repayment of such expenses.

You are also being asked to (i) elect James A. Mitarotonda, Jared L. Landaw, Jeffrey B. Hecktman, Robert Mettler, Frank R. Mori and Jeffrey D. Nuechterlein, all current directors, as directors of the Company, to hold office until the annual meeting of stockholders in 2018, or until their successors are elected and qualified, (ii) direct the ratification of the Audit Committee’s selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and (iii) direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Q:	How many votes do I have at the special meeting?

A:	Our stockholders are entitled to one vote at the special meeting for each share of Company common stock held of record as of [____ __, 2017], the record date for the special meeting. As of the close of business on the record date, there were [______] outstanding shares of our common stock.

Q:	What constitutes a quorum at the special meeting?

A:	Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have the power to adjourn the special meeting. As of the record date for the special meeting, [________] shares of our common stock would be required to achieve a quorum.

Q:	Why is the Company proposing the Charter Amendment proposal?

A:	BHAC’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before February 11, 2017. While we are currently in discussions with third parties with respect to several business combination opportunities, the Company will not be able to complete a business combination by that date.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Date.

Q:	Why should I vote for the Charter Amendment proposal?

A:	BHAC’s board of directors believes stockholders should have an opportunity to evaluate a potential business combination. Accordingly, the Company’s board is proposing the Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date and to allow for the Election. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of a potential business combination.

Q:	How do the Company’s insiders intend to vote their shares?

A:	All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment, and, if necessary, the Adjournment Proposal.

BHAC’s directors, executive officers and their respective affiliates are not entitled to redeem their insider shares. With respect to shares purchased on the open market by the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote [_____] insider shares, representing approximately [__%] of BHAC’s issued and outstanding common stock. [The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.]

Q:	How are the Company’s insiders’ interests in the Charter Amendment, the Director Election Proposal, the Auditor Proposal and the Adjournment Proposal different from those of the public stockholders?

A:	Our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the charter. If the Charter Amendment is approved, the Company will have more time to attain stockholder approval for a business combination and the insiders are less likely to lose their investment in the Company.

Q:	What vote is required to adopt the Charter Amendment?

A:	Approval of the Charter Amendment will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Q:	What vote is required to adopt the Director Election Proposal, the Auditor Proposal and the Adjournment Proposal?

A:	Approval of the Director Election Proposal, the Auditor Proposal and the Adjournment Proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented at the special meeting by proxy.

Q:	What if I don’t want to vote for the Charter Amendment, the Director Election Proposal, the Auditor Proposal or the Adjournment Proposal?

A:	If you do not want the Charter Amendment, the Director Election Proposal, the Auditor Proposal or the Adjournment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders. If the Charter Amendment is approved, the Adjournment Proposal will not be presented for a vote.

Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as votes “AGAINST” the Charter Amendment. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Adjournment Proposal.

Q:	What happens if the Charter Amendment is not approved?

A:	If the Charter Amendment is not approved at the special meeting, the Company will put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Charter Amendment is not approved at the special meeting or at any adjournment or postponement thereof and we have not consummated a business combination by February 11, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

BHAC’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up. We will pay the costs of any liquidation from our remaining assets outside of the trust account and from the interest income on the balance of the trust account (net income and other tax obligations) that may be released to us to fund our working capital requirements. If such funds are insufficient, affiliates of Barington Capital Group, L. P. and Hilco Global have agreed to pay the funds necessary to complete such liquidation (in an amount not to exceed $15,000) and have agreed not to seek repayment of such expenses.

Q:	If the Charter Amendment is approved, what happens next?

A:	If the Charter Amendment is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to obtain approval for an initial business combination at a special meeting of its stockholders prior the Extended Termination Date.

If the Charter Amendment is approved, the removal of the Withdrawal Amount from the trust account in respect of any redeemed public shares will reduce the amount remaining in the trust account and increase the percentage interest of BHAC’s common stock held by the Company’s initial stockholders through the insider shares.

If the Charter Amendment is approved but the Company does not complete a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

BHAC’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement any of the four proposals.

Q:	As long as I vote, would I still be able to exercise my redemption rights if I vote against the either of the proposals?

A:	You may exercise your redemption rights whether you vote your shares of BHAC common stock for or against the Charter Amendment or the Adjournment Proposal. As a result, the proposals can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of NASDAQ.

Unless you elect to redeem all of your shares in connection with the special meeting, you will be able to vote on an initial business combination if and when one is submitted to stockholders. If you vote against an initial business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Company’s charter.

Q:	How do I exercise my redemption rights?

A:	In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption, (ii) affirmatively vote either for or against the Charter Amendment and (iii) prior to 5:00 p.m., Eastern time on [____ __, 2017] (two business days before the special meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:	What are the federal income tax consequences of exercising my redemption rights?

A:	BHAC stockholders who exercise their redemption rights to receive cash from the trust account in exchange for their shares of BHAC common stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of BHAC common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. The redemption, however, may be treated as a distribution if it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in BHAC, taking into account certain attribution rules. Any such distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits. Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the BHAC common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the BHAC common stock.

The above is not intended to constitute tax advice and stockholders are encouraged to consult with their own tax advisors.

Q:	If I am a BHAC warrantholder or rightholder, can I exercise redemption rights with respect to my warrants or rights?

A:	No. The holders of our warrants or rights have no redemption rights with respect to our warrants or rights.

Q:	If I am a BHAC unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What if I do not exercise my redemption rights?

A:	BHAC’s insiders have agreed that if the Charter Amendment is approved, they or their affiliates will contribute to BHAC as a loan (each loan being referred to herein as a “Contribution”) $[____] for each public share that is not converted in connection with the stockholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by BHAC to complete its initial business combination from February 11, 2017 (the date by which BHAC is currently required to complete its initial business combination) until the Extended Termination Date. Accordingly, if BHAC takes until the May 11, 2017 to complete its initial business combination, which would represent two 30-day periods, BHAC’s insiders would make aggregate Contributions of approximately $[____] (assuming no public shares were converted). Each Contribution will be deposited in the trust account established in connection with BHAC’s initial public offering at the beginning of such 30-day period (or portion thereof). Accordingly, if the Charter Amendment is approved and the Extension is completed and BHAC takes the full time through the Extended Termination Date to complete the initial business combination, the conversion amount per share at the meeting for such business combination or BHAC’s subsequent liquidation will be approximately $[___] per share, in comparison to the current conversion amount of $[____] per share. The BHAC insiders will not make any Contribution unless the Charter Amendment is approved and the Extension is completed. The Contribution(s) will not bear any interest and will be repayable by BHAC to the BHAC insiders or their affiliates upon consummation of our initial business combination. The loans will be forgiven if BHAC’s initial business combination is not completed.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:	If you were a holder of record of our common stock on [____ __, 2017], the record date for the special meeting, you may vote with respect to the proposals in person at the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:	What will happen if I abstain from voting or fail to vote at the special meeting?

A:	At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment, but will have no effect on the Director Election Proposal, the Auditor Proposal or the Adjournment Proposal. Additionally, if you abstain from voting or fail to vote at the special meeting, you will not be able to exercise your redemption rights (as described above).

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal described herein.

Q:	If I am not going to attend the special meeting in person, should I return my proxy card instead?

A:	Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to our secretary at the address listed below so that it is received by our secretary prior to the special meeting or by attending the special meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	BHAC will pay the cost of soliciting proxies for the special meeting. BHAC has engaged [___] to assist in the solicitation of proxies for the special meeting. BHAC has agreed to pay [___] a fee of [$ __ plus costs and expenses and a per call fee for any incoming or outgoing stockholder calls for such services, which fee also includes [___] acting as the inspector of elections at the special meeting.] BHAC will reimburse [___] for reasonable out-of-pocket expenses and will indemnify [___] and its affiliates against certain claims, liabilities, losses, damages and expenses. BHAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of BHAC’s common stock for their expenses in forwarding soliciting materials to beneficial owners of BHAC’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Jared Landaw, Corporate Secretary
Barington/Hilco Acquisition Corp.

888 Seventh Avenue, 17th Floor

New York, New York 10019
Email: jlandaw@barington.com

Tel: (212) 974-5713

You may also contact our proxy solicitor at:

[PROXY SOLICITOR CONTACT INFORMATION]

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

•     Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF BARINGTON/HILCO ACQUISITION CORP.

STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on [____ __, 2017], and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about January [__], 2017. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the proposals.

Date, Time and Place of Special Meeting

The special meeting will be held at [__:__ a.m.] Eastern time, on [____ __, 2017], at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals set forth in this proxy statement.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on [____ __, 2017], which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were [_____] shares of BHAC common stock outstanding, of which [________] are public shares, 1,073,267 are shares held by our Sponsors and independent directors and affiliates and 295,000 are private units held by our sponsors and EarlyBirdCapital, Inc. (“EBC”)].

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Charter Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Accordingly, a BHAC stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote with regard to the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

The approval of the Director Election Proposal, the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Recommendation to BHAC Stockholders

Our board of directors believes that the Charter Amendment, the Director Election Proposal and the Auditor Proposal to be presented at the special meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the proposals. If the Charter Amendment is not approved, our board of directors believes that time to solicit additional votes for approval of the Charter Amendment is in the best interests of the Company and its stockholders and unanimously recommends that stockholders vote “FOR” the Adjournment Proposal.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment and have no effect on the Director Election Proposal, the Auditor Proposal or the Adjournment Proposal.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on each proposal for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

•	You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment, the Director Election Proposal and the Auditor Proposal and, if presented for a vote, the Adjournment Proposal.

•	You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Jared Landaw, the Company’s Chief Operating Officer and General Counsel, by telephone at (212) 974-5713, by email at jlandaw@barington.com or in writing to c/o Barington/Hilco Acquisition Corp., 888 Seventh Avenue, 17th Floor, New York, NY 10019 before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Charter Amendment, the Director Election Proposal, the Auditor Proposal and, if necessary, the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call [_____], our proxy solicitor, at [(___) ___-____ (toll free) or banks and brokers can call collect at (___) ___-____.]

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the special meeting. If you affirmatively vote for or against the Charter Amendment, your request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the special meeting, less taxes payable or amounts released to us for working capital). For illustrative purposes, based on funds in the trust account of approximately $43.8 million on September 30, 2016, the estimated per share redemption price would have been approximately $10.20.

•	In order to exercise your redemption rights, you must:

•	check the box on the proxy card to elect redemption;

•	affirmatively vote for or against the Charter Amendment;

•	submit a request in writing prior to 5:00 p.m., Eastern time on [____ __, 2017] (two business days before the special meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

•	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the special meeting and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment is not approved and we do not consummate an initial business combination by February 11, 2017 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock, as well as our rights to receive shares of our common stock upon consummation of an initial business combination, will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six (6) months, from February 11, 2017 (the “Current Termination Date”) to August 11, 2017 (the “Extended Termination Date”). As with potential redemptions in connection with an initial business combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 15% or more of the Public Shares. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

BHAC is proposing to amend its charter to extend the date by which it has to consummate a business combination from February 11, 2017 to the Extended Termination Date.

The Charter Amendment is essential to allowing the Company more time to consummate an initial business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by February 11, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (net of taxes payable and any amounts released to us to fund our working capital requirements), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up.

Approval of the amendment to the Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares entitled to vote at the meeting.

Vote Required for Approval

The affirmative vote of holders of a majority of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

THE DIRECTOR ELECTION PROPOSAL

At the meeting, stockholders are being asked to elect four directors to the Board.

The Board has nominated James A. Mitarotonda, Jared L. Landaw, Jeffrey B. Hecktman, Robert Mettler, Frank R. Mori and Jeffrey D. Nuechterlein, all current directors, for election as directors, to hold office until the annual meeting of stockholders in 2018, or until their successors are elected and qualified.

James A. Mitarotonda has served as our Chairman of the Board since our inception. He has also previously served as our Chief Executive Officer. Mr. Mitarotonda is Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P., an investment management firm that he co-founded in November 1991. Mr. Mitarotonda is also Chairman of the Board, President and Chief Executive Officer of Barington Companies Investors, LLC, the general partner of Barington Companies Equity Partners, L.P., a value-oriented activist investment fund. Mr. Mitarotonda currently serves as a director of A. Schulman, Inc., the Eastern Company and Omnova Solutions. During the past five years, he also served as a director of The Jones Group, Inc., The Pep Boys — Manny, Moe & Jack, Ameron International Corporation, Griffon Corporation and Gerber Scientific, Inc. He is also a former director of Register.com, Inc. and Sielox, Inc. Mr. Mitarotonda also serves as a member of the Board of Trustees of Queens College.

We believe that Mr. Mitarotonda is well qualified to serve as a director of the Company based on his public company director experience, his investment banking expertise and his experience investing in consumer focused companies.

Jared L. Landaw has served as our Secretary and a member of our board since our inception. Mr. Landaw is the Chief Operating Officer and General Counsel of Barington where he has been employed since 2004. From 1998 until 2003, Mr. Landaw worked at International Specialty Products Inc., or ISP, a manufacturer of specialty chemicals and performance enhancing products, where he was the Vice President of Law. At ISP, Mr. Landaw was responsible for, among other things, handling all merger and acquisition and strategic transactions and was the recipient of the Chairman’s Award for “outstanding work and notable contribution to the affairs of the Company.” Prior to that, he was an attorney in the Mergers & Acquisitions Practice Group at the law firm Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Landaw currently serves as a director of Costar Technologies, Inc., where he serves as Chairman of the Nominating and Corporate Governance Committee and as a member of the Strategic Committee which oversees mergers, acquisitions and other strategic transactions. He is also a member of the Board of Trustees of Big Brothers Big Sisters of New York City, Inc.

We believe that Mr. Landaw is well qualified to serve as a director of the Company based on, among other things, his extensive experience in mergers and acquisitions and his expertise in corporate governance.

Jeffrey B. Hecktman has served as a director since September, 2014. Mr. Hecktman is Chairman and Chief Executive Officer of Hilco Global, an independent financial services company that helps companies maximize the value of their assets. Mr. Hecktman founded Hilco in 1987 to conduct business asset liquidations. Today, Hilco Global has expanded its services with a portfolio of twenty companies that focus on asset valuation, asset monetization, and advisory solutions for clients around the world. Mr. Hecktman is an active member of the National Retail Federation, the Commercial Finance Association, the Turnaround Management Association and the American Bankruptcy Institute.

We believe that Mr. Hecktman is well qualified to serve as a director of the Company based on his experience advising retail and other consumer focused businesses, the considerable resources he brings to bear as the Chairman and Chief Executive Officer of Hilco Global and his management experience as a chief executive officer.

Robert Mettler has served as a director since September, 2014. Mr. Mettler was President of Special Projects of Macy’s, Inc. from February 2008 until his retirement in January 2009. He previously served as Chairman and Chief Executive Officer of Macy’s West, a division of Macy’s, Inc., from 2002 to 2008 and as President and Chief Operating Officer of Macy’s West from 2000 to 2002. Prior to joining Macy’s, Mr. Mettler held various executive positions in the retail industry, including President of Merchandising — Full Line Stores of Sears, Roebuck and Co. from 1996 to 2000, President of Apparel and Home Fashions of Sears from 1993 to 1996, and President and Chief Executive Officer of Robinson’s May Company from 1987 to 1993. During the past five years, Mr. Mettler has served on the Board of Directors of Stein Mart, Inc., Quiksilver, Inc., and The Jones Group.

We believe Mr. Mettler is well qualified to serve as a director of the Company based on his experience in the retail industry, including more than 20 years in executive positions with major department stores, his merchandising and marketing expertise, and his experience as a public company director.

Frank R. Mori has served as a director since September, 2014. Mr. Mori is the Co-Chief Executive of Takihyo, LLC, a private investment firm headquartered in New York City. From 1986 to 2000, he served as a director of Donna Karan International, Inc. and served for part of this time as the company’s first Chief Executive Officer. From 1975 to 2002, he served as Chief Executive Officer and director of Anne Klein & Co., Inc. Mr. Mori has been a member of the Board of Directors of Dillard’s, Inc. since 2008, where he serves as a member of the Board’s Stock Option and Executive Compensation Committee. From 2002 to 2007, Mr. Mori served as a member of the Board of Directors of The Stride Rite Corporation, where he served from 2005 to 2007 as lead outside director and spearheaded the sale of the company in 2007 to Collective Brands, Inc.

We believe Mr. Mori is well qualified to serve as a director of the Company based on his broad knowledge and perspectives as an apparel manufacturer, his sourcing and manufacturing expertise and his experience as a chief executive officer.

Jeffrey D. Nuechterlein has served as a director since September, 2014. In 2000, Mr. Nuechterlein founded and since inception has been Managing Partner of an investment management company now called Nue Capital LLC. Nue Capital manages public and private equity investments and frequently invests in retail and consumer focused companies. Previously, Mr. Nuechterlein served as Managing Director and Chief Investment Officer, Pension Fund Investments, at National Gypsum Company from 1997 until 2000, Senior Counsel to the U.S. Trade Representative from 1995 until 1996, was an attorney with Dewey Ballantine, LLP from 1992 until 1995, served as Special Assistant for Policy to the Governor of Virginia from 1990 to 1991, served as Counsel to the U.S. Senate’s Judiciary Subcommittee on Technology from 1989 until 1990, and he practiced law with Covington & Burling from 1987 until 1989. Mr. Nuechterlein serves on the Board of Trustees of Chesapeake Lodging Trust, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee and he is Chairman of the Board of Directors of Cartica Capital, a privately-held equity manager that is focused on investments in emerging markets. In addition, he is a former member of the Board of Directors of The Jones Group, Inc., where he served on the Audit Committee. Among his non-profit activities, Mr. Nuechterlein is a member of the Public Company Accounting Oversight Board’s Standing Advisory Group, serves on the board of Americans for Oxford, Inc. and the Classical American Homes Preservation Trust in New York, and he is a member of the Council on Foreign Relations in New York.

We believe Mr. Nuechterlein is well qualified to serve as a director of the Company based on, among other things, his experience in strategic planning, corporate finance and venture capital investing.

Required Vote

The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the special meeting will be required to elect each director.

Recommendation of the Board

The Board recommends that you vote “FOR” the direction for election of the nominees named above.

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to direct the ratification of the audit committee’s selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 our audit committee intends to reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2015. We do not expect a representative from Marcum LLP to be present at the special meeting

The following is a summary of fees paid to our independent registered public accounting firm for services rendered during the period from December 31, 2014 through December 31, 2015:

Audit-Related Fees

During the fiscal years ended December 31, 2014 and December 31, 2015, audit-related fees for our independent registered public accounting firm were approximately $[_____].

Tax Fees

During the fiscal year ended December 31, 2015, fees for tax services for our independent registered public accounting firm were $[___].

All Other Fees

During the fiscal year ended December 31, 2015, fees for other services were $[____].

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the special meeting will be required to direct the ratification of the audit committee’s selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending November 30, 2016.

Recommendation

The Board recommends that you vote “FOR” the ratification of the selection by the audit committee of Marcum LLP as our independent registered public accounting firm and such ratification will be procured by the Board if the required vote is obtained.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposals.

Vote Required for Approval

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the special meeting, assuming that a quorum is present. Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT BARINGTON/HILCO ACQUISITION CORP.

General

We are a blank check company incorporated in Delaware on July 24, 2014 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our sponsors include affiliates of Barington Capital Group, L.P. and Hilco Global. Although our efforts to identify a target business will not be limited to a particular industry or geographic region, we intend to focus on consumer focused businesses located in the United States, an area where our sponsors and our directors have significant investing and operating experience.

In February 2015, we consummated our initial public offering of 4 million units at a price of $10.00 per unit, with each unit consisting of one share of our common stock, one right to receive one-tenth (1/10) of one share of common stock and one warrant to purchase one-half of one share of our common stock at an exercise price of $6.25 per one- half of one share ($12.50 per whole share). The shares of our common stock sold as part of the units in our IPO are referred to in this report as our “public shares.” The units in our IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of approximately $40,000,000. Prior to the consummation of our IPO, in September and October 2014, our Sponsors purchased 1,150,000 shares of common stock, which are referred to herein as “insider shares,” for a purchase price of $25,000, or approximately $0.02 per share. Simultaneously with the IPO, the Company’s sponsors and EarlyBirdCapital, Inc. (“EBC”) purchased 295,000 Private Units (285,000 Units by the Company’s sponsors and 10,000 Units by EBC) at a price of $10.00 per Unit ($2,950,000 in the aggregate) from the Company in a private placement. The proceeds from the Private Units was added to the net proceeds from the IPO held in the Trust Account. On February 11, 2015, EBC notified the Company of its election to exercise its over-allotment option to the extent of 293,069 Units. The sale of the additional Units closed on February 18, 2015 at $10.00 per Unit, generating total gross proceeds of $2,930,690. Following the closing of the over-allotment, an additional $2,842,769 of net proceeds was placed in the Trust Account, resulting in $43,642,769 (approximately $10.17 per Unit) held in trust account. As a result of the underwriters’ determination not to exercise their over-allotment option to purchase additional units, certain of our initial stockholders forfeited an aggregate of 76,733 shares of common stock. The insider shares and the Private Units will be worthless if we do not complete an initial business combination.

The net proceeds of our initial public offering deposited into the trust account remain on deposit in the trust account earning interest. As of September 30, 2016, there was approximately $43.8 million held in the trust account and approximately $51,000 held outside the trust account available for working capital purposes.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effect such business combination using cash held in our trust account (after any redemptions), additional funds, if any, otherwise available at closing, and the issuance of shares of our common stock.

BENEFICIAL OWNERSHIP OF SECURITIES6

The following table sets forth information known to the Company regarding the actual beneficial ownership of our common stock as of the record date for the special meeting by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our current executive officers and directors; and

•	all executive officers and directors of the Company as a group.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the initial stockholders and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities. The ownership percentages listed below do not include any such shares that may be purchased after the record date.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our common stock is based on [_____] shares of common stock issued and outstanding as of the record date.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock

*	Less than 1 percent.

(1)	Unless otherwise noted, the business address of each of the persons and entities listed above is 888 Seventh Avenue, 17th Floor, New York, NY 10019.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 888 Seventh Avenue, 17th Floor, New York, New York 10019.

6 To come.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

We anticipate that the 2017 annual meeting of stockholders, or a special meeting in lieu thereof, will be held no later than [____ __, 2017]. [Information regarding stockholder proposals to come.]

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read BHAC’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Jared Landaw, Corporate Secretary

Barington/Hilco Acquisition Corp.
888 Seventh Avenue, 17th Floor

New York, New York 10019
Email: jlandaw@barington.com

Tel: (212) 974-5713

You may also obtain these documents by requesting them in writing or by telephone from BHAC’s proxy solicitation agent at the following address and telephone number:

[Proxy Solicitor Contact Information]

If you are a stockholder of BHAC and would like to request documents, please do so by January [__], 2017, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of BHAC for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BHAC ACQUISITION CORP.

[●], 2017

Barington/Hilco Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Barington/Hilco Acquisition Corp.”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on July 24, 2014 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on February 5, 2015.

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph (C) of Section 6 is hereby amended and restated to read in full as follows:

(C) In the event that (i) a Business Combination is approved in accordance with the above paragraph (B) and is consummated by the Corporation or (ii) an amendment to the below paragraph (E) is approved by a stockholder vote, any holder of a share of Common Stock sold in the IPO (“Public Shares”) who voted on the proposal to approve such Business Combination or amendment, may, contemporaneously with such vote, demand that the Corporation convert his Public Shares into cash. If so demanded, the Corporation shall, promptly after the consummation of the Business Combination or the amendment, convert such shares into cash at a per share price equal to the quotient determined by dividing (i) the amount then held in the Trust Fund (as defined below) less any income taxes owed on such funds but not yet paid, calculated as of two business days prior to the consummation of the Business Combination or amendment, by (ii) the total number of Public Shares then outstanding (such price being referred to as the “Conversion Price”). Notwithstanding the foregoing, a holder of Public Shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (a “Group”), will be restricted from demanding conversion with respect to 15.0% or more of the Public Shares Accordingly, all Public Shares beneficially owned by such holder or any other person with whom such holder is acting in concert or as a Group with in excess of 15.0% or more of the Public Shares will remain outstanding following the consummation of such Business Combination or amendment and will not be converted. “Trust Fund” shall mean the trust account established by the Corporation at the consummation of the IPO and into which a certain amount of the net proceeds of the IPO is deposited.

5. The text of Paragraph (E) of Section 6 is hereby amended and restated to read in full as follows:

(E) In the event that the Corporation does not consummate a Business Combination by August 11, 2017 (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the Public Shares for cash for redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per-share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes.

A-1

IN WITNESS WHEREOF, Barington/Hilco Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

BARINGTON/HILCO ACQUISITION CORP.

By:
Name:
Title:

A-2

[Form of Proxy Card]